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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-06935




               SUPPLEMENT DATED JUNE 30, 2002 TO THE PROSPECTUS OF
                        MORGAN STANLEY SPECIAL VALUE FUND
                             Dated October 15, 2001

     The following paragraph is hereby added following the third paragraph of the "Additional Investment Strategy Information" section of the Fund's prospectus:


       Futures. The Fund may purchase and sell stock index futures contracts and options on stock index futures to facilitate trading, to increase or decrease the Fund's market exposure, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


     In addition, the following paragraph is hereby added following the seventh paragraph in the "Additional Risk Information" section of the prospectus:


       Futures. If the Fund invests in stock index futures or options on stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.